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                                  EXHIBIT C


                               DIGITAL RIVER INC


                            CONVERTIBLE LOAN NOTE

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                                 DIGITAL RIVER, INC.

                             18% CONVERTIBLE DEBENTURE

                                DUE DECEMBER    1997


$_________________                                December        1996
                                                  Minneapolis, Minnesota, USA

Digital River, Inc., a Minnesota corporation ("the Company"), for value
received, hereby promises to pay to the order of                        or
any permitted assignee thereof ("the Holder") the principal sum of
Dollars ($       ) on December   1997, or such later date as shall be the
anniversary of the date hereof with interest on the unpaid balance of such principal amount accrued from the day following the date hereof at an annual rate of eighteen per cent (18%) calculated on the basis of a 365-day year, such interest payable on the due date of this debenture unless this debenture is converted as provided for below.

This Debenture is subject to the following terms and conditions:

1.    SERIES

      This Debenture is one of a series of convertible debentures issued or to be issued by the Company in connection with a private placement of up to $1,000,000.00 principal amount of convertible debentures. The debentures in such series shall collectively be referred to herein as the "Debentures".

2.    CONVERSION

      This Debenture is convertible at the option of the Holder during the period from the date a private placement of shares completes as set forth below through the date of repayment into shares of Common Stock of the Company at a per share conversion price equal to the lesser of seventy-five per cent (75%) of the per share offering price at which the Company next offers its Common Stock pursuant to a planned private placement or six dollars ($6.00) per share. Said private offering to be completed within twelve (12) months from the date hereof. In the event the Company does not complete a private offering of its stock with twelve (12) months, the exercise price shall be six dollars ($6.00) per share. The number of shares into which this Debenture is convertible and the conversion price shall be appropriately adjusted to reflect stock dividends, stock splits, and other events as hereinafter provided. The conversion price in effect from time to time is herein called the "Conversion Price".

      This Debenture shall be automatically converted in its entirety upon the successful closing of the anticipated private stock offering. Said conversion shall be at the

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      Conversion Price.  The Company undertakes to use its reasonable endeavors to effect such a private stock offering within twelve (12) months of the hereof.

      The Company shall not be required to issue any fraction of a share of Common Stock or scrip representing a fraction of a share of Common Stock on any conversion pursuant to the terms of this Debenture. Upon the surrender to the Company of this Debenture for conversion, the Holder shall be entitled to receive the number of full shares of Common Stock equal to the quotient (exclusive of fractions) obtained by dividing the principal amount of this Debenture so surrendered by the Conversion Price, and an amount in cash, as an adjustment in lieu of any fraction of a share resulting from such division, equal to such fraction multiplied by the Conversion Price of one share.

      To convert this Debenture to shares of Common Stock, this Debenture shall be surrendered to the Company at its principal office or at such other agency as the Company may authorise for such purpose, endorsed or accompanied by a written instrument of surrender in a form satisfactory to the Company, duly executed by the Holder or his or her attorney or other signatory duly authorised in writing.

      The Company shall issue and deliver, in exchange for that portion of this Debenture so surrendered for conversion, as soon as practicable after such surrender, certificates representing the number of shares of Common Stock into which such Debenture shall be convertible, issued in the name of the Holder or in such name or names as the Holder may direct. The conversion right in respect of this Debenture shall be deemed to be exercised upon the receipt by the Company of the Debenture so surrendered, duly endorsed or accompanied by a written instrument as above provided. However, in the event of an automatic conversion, failure to deliver the Debenture shall not create any obligation to the Company other that to deliver the shares of Common Stock into which the Debenture is converted. The Holder of this debenture shall be deemed to have become a shareholder of record as of the date upon which this Debenture shall have been been so received, provided the requirements hereof are complied with. Thereupon, this Debenture shall be deemed to be satisfied and discharged and no longer outstanding for any purpose. The receipt of this Debenture so surrendered shall constitute full payment for the shares issued in conversion thereof.

      The number of shares of Common Stock into which this Debenture is convertible and the Conversion Price shall be subject to adjustment from time to time as follows:

      (a) In the event the Company declares a dividend upon its Common Stock payable otherwise than in cash out of earnings or surplus, including a dividend payable in Common Stock or securities convertible into Common Stock, or in any rights or options to purchase Common Stock or securities convertible into Common Stock, the Holder shall, upon conversion of this Debenture, be entitled to receive Common Stock at the Conversion Price then in effect, and, in addition and without payment therefor, the cash, stock, or other securities and other property which such Holder would have received by way of dividends or distributions (otherwise than out of earnings or surplus) as if continuously since the record date

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             for any such dividend or distribution the Holder (i) had been the record Holder of the number of shares of Common Stock then received, and (ii) had retained all prior dividends or distributiosn in stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock.

      (b) In case the Company shall during the time this Debenture is outstanding subdivide its outstanding Common Stock into a greater number of shares, or shall combine outstanding shares of Common Stock into a smaller number of shares, the Conversion Price shall be proportionately adjusted to reflect the the respective reduction or increases in value of each such share of Common Stock.

      (c) If any capital reorganisation or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, other securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganisation, reclassification, consolidation, merger, or sale, the Holder shall have the right to acquire upon the basis and upon the terms and conditions specified in this Debenture and in lieu of the shares of Common Stock that could be acquired immediately theretofore, such shares of stock, other securities, or assets as would have been issued or delivered to the Holder if the Holder had converted this Debenture prior to such reorganisation, reclassification, consolidation, merger, or sale. The Company shall not effect any such consolidation, merger, or sale unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation purchasing such assets shall assume, by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, other securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

      (d) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of subparagraphs 1(a) through 1(c) hereof, but which should result in an adjustment in the Conversion Price in order to fairly protect the acquisition rights of the Holder, an appropriate adjustment to the Conversion Price shall be made by the Company. No adjustment in the Conversion Price shall be made on account of an increase in the number of outstanding shares of Common Stock resulting from (i) the issuance of shares pursuant to employee stock option plans; (ii) the exercise of any of the Company's outstanding Warrants; (iii) the conversion of any outstanding Convertible Preferred Stock or Convertible Debentures; or (iv) the sale or exchange by the Company for fair value (as determined in good faith by the Company's Board of Directors) of options, warrants, additional convertible Debentures, or rights to acquire securities of the Company.

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      (e)    Upon an adjustment of the Conversion Price, the Company shall give, within a reasonable time, written notice thereof, by first class mail, postage prepaid, addressed to the Holder, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares that may be acquired at such price upon the exercise of this Debenture, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity thereof except as to the Holder to whom the Company failed to mail such notice, or except as to the Holder whose notice was defective. The affidavit of an officer of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      (f) As used in this Section 1, the term the Company's "Common Stock" shall mean and include the Company's presently authorised shares of Common Stock and shall also include any capital stock of any class of the Company hereafter authorised which shall not be limited to a fixed sum or percentage or par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

3.    SECURITY

      The obligations of the Company represented by this Debenture shall be unsecured.

4.    PREPAYMENT

      (a) This Debenture may not be redeemed or prepaid, except (i) by mutual agreement between the Company and the Holder, (ii) in accordance with Section 6, or (iii) in accordance with paragraph
             (b) below.

      (b) The Company shall, unless it has already been converted or repaid, redeem this Debenture on the first anniversary of the date hereof by payment to the Holder of the principal amount set out above (the "Principal"), all interest payable thereon and, if the Company has failed to comply with the provisions of
             Section 1, a premium of 15 per cent (15%) of the Principal.

5.    CORPORATE OBLIGATIONS

      With the exception of a written communication to Holder, proven to constitute a knowing misrepresentation of a material fact, no recourse under or upon any obligation, covenant or agreement contained in this Debenture or for any claim based hereon or otherwise in respect thereof, shall be had against any promoter, subscriber to shares, incorporator, shareholder, officer or director, as such, past, present, or future, of the Company or any successor corporation either directly or through the Company or any successor corporation or through any trustee, receiver, or any other person, whether by virtue of any

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      constitution or statute, of, and in and all such rights and claims against, every such promoter, subscriber, incorporator, shareholder, officer or director, as such, are hereby expressly waiver and released by the acceptance of this Debenture and as a part of the consideration for the issuance hereof.

6.    DEFAULT

      The term "Event of Default" as used herein shall mean any one or more of the following events:-

      (a) Failure of the Company to pay any accrued interest within forty-five (45) days of the date on which such interest payment is due and payable;

      (b) Failure of the Company to pay the principal amount of this Debenture within forty-five (45) days of the date on which such principal payment is due and payable;

      (c) Failure of the Company to observe or perform any other of the covenants or agreements of the Company in this Debenture for a period of forty-five (45) days; and/or

      (d) The Company makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or files a voluntary petition in bankruptcy, or a decree or other order by a court of competent jurisdiction shall have been entered adjudging the Company bankrupt or insolvent under the provisions of the United States Bankruptcy Code or applicable insolvency law or statute providing for the modification or adjustment of the rights of creditors, and such degree or order shall have continued undischarged or unstayed for a period of sixty (60) days.

      If an Event of Default shall have occurred, the principal amount hereof may be declared by the Holder, and upon such declaration, shall become due and payable, without presentment of other notice or demand, together with all accrued but unpaid interest through the date of the Company's full payment hereof. Upon an Event of Default, the Company agrees to pay all costs of collection, including reasonable attorneys' fees.

7.    RESERVATION OF COMMON STOCK

      The Company covenants that it will at all times reserve and keep available out of its authorised but unissued Common Stock, solely for the purpose of delivery upon conversion of this Debenture as herein provided, such number of shares of Common Stock as shall then be deliverable upon the conversion of this Debenture.

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8.    CONSENT OF HOLDERS REQUIRED

      Prior to the repayment on conversion of the Debentures, the Company will not, without the prior written consent of Debenture holders representing sixty-five percent (65%) of the Debentures in issue:

      (a) repay the Debentures in advance of the due date of payment otherwise than in accordance with the provisions of Section 6 or paragraph 4(b); or

      (b) create or suffer any material change in its business as the same is carried out at the date hereof or as contemplated by this document.

      In the event of the failure by the Company to obtain the consents referred to above, or in the event of Mr Ronning ceasing, for whatever reason, to be an executive officer of the Company, the Debentures shall be repaid forthwith with accrued interest and a fifteen percent (15%) penalty.

9.    COMPANY'S WARRANTY

      The Company hereby warrants the correctness of all statements of fact made in the Private Placement Memorandum and exhibits thereto issued by the Company dated 4 December 1996 under which this Debenture was issued.

10.   REPLACEMENT

      Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture, and at the option of the Company, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Debenture, the Company shall issue a new Debenture of like tenor as if the lost, stolen, destroyed or mutilated Debenture was then surrendered for exchange in lieu of such lost, stolen, destroyed, or mutilated Debenture.

11.   CONSTRUCTION OF AGREEMENT

      This Debenture shall be construed in accordance with the laws of the State of Minnesota. This Debenture may not be waived, changed, discharged, or terminated orally, nor shall any delay or failure on the part of the Holder of this Debenture in exercising any right hereunder affect such right or be deemed a waiver of any default on the part of the Company. Wherever possible, each provision of this Debenture shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Debenture is prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provisions or the remaining provisions of this Debenture.

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12.   NO VOTING RIGHTS

      This Debenture shall not entitle the Holder to any voting right or other rights as a shareholder of the Company.

13.   NOTICES

      All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class, postage prepaid (i) if to the Holder of this Debenture at the address set forth in Holders Subscription Agreement or at such other address as Holder may specify by written notice to the Company, or (ii) if to the Company, at 5198 West 76th Street, Edina, Minnesota, 55439, Attention: Joel Ronning, CEO, or at such other address as the Company may specify by written notice to the Holder, and such notices and other communications shall for all purposes of this Debenture be treated as being effective or having ben given if delivered personally, or if sent by mail, when received.

14.   HEADINGS

      The headings of articles, sections and paragraphs in this Debenture are inserted for convenience only and shall not affect the remaining or interpretation of all or an part of this Debenture.

15.   FACSIMILE SIGNATURES

      Until such time as this Debenture, duly executed by the Company officers, has been delivered to Holder, a facsimile copy with the signatures of Company officers thereon delivered to the Holder shall be binding on the Company and constitute proof of funds advanced.

IN WITNESS WHEREOF the Company has caused this Debenture to be signed, delivered and attested to by its duly authorised officers.



                                        DIGITAL RIVER, INC.


                                        By:
                                           --------------------------

                                        Its:
                                            -------------------------


ATTEST:

----------------------------
(Secretary)